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                                                                   Exhibit 99.1




                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        G. THOMAS BOWERS, Chief Executive Officer of Savings Bank of the Finger Lakes (the "Company") certifies in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-Q for the quarter ended September 30, 2002 and that to the best of his knowledge:

          (1) the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2002                             /s/  G. Thomas Bowers
                                                    -------------------------
                                                    G. Thomas Bowers
                                                    Chief Executive Officer




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